Exhibit 99.1

Financial Statements of International CuMo Mining Corporation

June 30, 2022

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of CuMo Mining Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheets of CuMo Mining Corporation as of June 30, 2022 and 2021, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimum income from operations and substantial liabilities. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2022

Lakewood, CO

January 27, 2023

International CuMo Mining Corporation

Balance Sheets

	June 30,	June 30,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$127,016	$645
Total current assets	127,016	645
Property and equipment, net	875,917	982,850
Other assets	100,000	100,000
Total assets	$1,102,933	$1,083,495

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$222,934	$355,706
Due to former parent company	-	3,303,895
Accrued interest	1,431,246	996,046
Convertible notes	3,349,000	2,270,000
Total current liabilities	5,003,180	6,925,647
Bond liabilities	100,000	100,000
Total liabilities	5,103,180	7,025,647

Commitments and contingencies	-	-

Stockholders’ Deficit:
Common stock, no par value, 136,000,000 and 105,000,000 shares issued and outstanding as of June 30, 2022 and June 30, 2021, respectively	-	-
Additional paid-in capital	19,251,722	16,151,723
Accumulated deficit	(23,251,969)	(22,093,875)
Total stockholders’ deficit	(4,000,247)	(5,942,152)
Total liabilities and deficit	$1,102,933	$1,083,495

The accompanying notes are an integral part of the financial statements.

International CuMo Mining Corporation
Statements of Operations

	June 30,	June 30,
	2022	2021
General and administrative expense	$637,986	$33,241
Legal and professional fees	311,053	3,000
Rent	30,000	-
Impairment of property	106,932	-
Selling, general and administrative and expenses	1,453	15,214
Total operating expenses	1,087,424	51,455
Loss from operations	(1,087,424)	(51,455)
Other (expense) income
Interest expense	(415,215)	(155,736)
Miscellaneous income	344,545	(133)
Total other (expense)	(70,670)	(155,869)
Loss before income taxes	(1,158,094)	(207,324)
Provision for income taxes (benefit)	-	-
Net loss	$(1,158,094)	$(207,324)

Basic and diluted (loss) per common share	$(0.01)	$(0.00)

Weighted-average number of common shares outstanding:
Basic and diluted	136,000,000	105,000,000

The accompanying notes are an integral part of the financial statements.

International CuMo Mining Corporation

Statements of Changes in Stockholders’ Deficit

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Value	Capital	Deficit	Deficit
Balance, June 30, 2020	85,000,000	$-	$16,151,723	$(21,886,551)	$(5,734,828)

Shares issued to purchase property	20,000,000	-			-

Net loss				(207,324)	(207,324)
Balance, June 30, 2021	105,000,000	$-	$16,151,723	$(22,093,875)	$(5,942,152)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Value	Capital	Deficit	Deficit
Balance, June 30, 2021	105,000,000	$-	$16,151,723	$(22,093,875)	$(5,942,152)

Common stock issued in private placements	2,850,000	-	285,000		285,000

Common stock issued for services	6,230,000	-	623,000		623,000

Common stock issued to reduce debt to former parent company	21,920,000	-	2,192,000		2,192,000

Net loss				(1,158,094)	(1,158,094)
Balance, June 30, 2022	136,000,000	$-	$19,251,723	$(23,251,969)	$(4,000,247)

The accompanying notes are an integral part of the dated financial statements.

International CuMo Mining Corporation

Statements of Cash Flows

	June 30,	June 30,
	2022	2021
Cash flows from operating activities
Net loss	$(1,158,094)	$(207,324)
Impairment of property	106,932	-
Stock-based compensation	623,000	-
Adjustments to reconcile net loss to cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	302,428	121,314
Net cash used in operating activities	(125,734)	(86,010)

Cash flows from investing activities:
Purchase of fixed assets	-	(107,117)
Net cash used in financing activities	-	(107,117)

Cash flows from financing activities:
Due to/due (from) parent company	(1,111,895)	242,714
Loan proceeds	1,079,000	-
Loan repayments	-	(49,530)
Proceeds from private placements	285,000	-
Net cash provided by financing activities	252,105	193,184

Net increase in cash and cash equivalents	126,371	57
Cash and cash equivalents at beginning of period	645	588
Cash and cash equivalents at end of period	$127,016	$645

Supplemental disclosure of non-cash investing and financing activities:
Common shares issued to retire debt	$422,175	$-

The accompanying notes are integral part of these financial statements

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

1.	Nature of operations

International CuMo Mining Corporation (“ICMC”, “CuMo” or the “Company”) is an exploration and development company with mineral right interests in the United States of America. ICMC was originally incorporated under the laws of Nevada in 2005, as Mosquito Mining Corp. In 2013, the Company was moved to Idaho and the name changed to Idaho CuMo Mining Corporation. In early January 2021 the name was changed to International CuMo Mining Corporation.

The Company is in the process of exploring its mineral right interests in the United States and at the date of these financial statements, has not yet determined whether any of its mineral properties contain economically recoverable mineral reserves. Accordingly, the carrying amount of mineral right interests represents cumulative expenditures incurred to date and does not necessarily reflect present or future values. The recovery of these costs is dependent upon the discovery of economically recoverable mineral reserves and the ability of ICMC to obtain the necessary financing to complete their exploration and development and to resolve any environmental, regulatory, or other constraints. Uncertainty also exists with respect to the recoverability of the carrying value of certain mineral right interests. The ability of the Company to realize on its investment in resource properties is contingent upon resolution of the uncertainties and confirmation of the Company’s title to the mineral properties.

ICMC’s common shares are not listed on any exchange.

The Company’s year-end is June 30th.

2.	Basis of presentation.

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in US dollars and all values are rounded to the nearest dollar except where otherwise indicated.

Principles of Consolidation

The financial statements include the accounts of International CuMo Mining.

Going Concern

These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the Company will continue operations for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations as they come due. Since inception, the Company has incurred cumulative losses of $23,251,969 and as of June 30, 2022, had a working capital deficiency of $4,876,164 which may cast significant doubt regarding ICMC’s ability to continue as a going concern.

The Company does not generate material cash flows from operations and accordingly, ICMC will need to raise additional funds through future issuance of securities. Although ICMC has been successful in raising funds in the past, there can be no assurance ICMC will be able to raise sufficient funds in the future, in which case the Company may be unable to meet its obligations as they come due in the normal course of business. The Company has not determined whether any of its properties contain mineral reserves that are economically recoverable. It is not possible to predict whether financing efforts will be successful or if the Company will attain a profitable level of operations. Should ICMC be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts on the statement of financial position.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

3.	Summary of significant accounting policies

Significant accounting judgments and estimates

The Company makes estimates and assumptions about the future that affect the reported amounts of assets and liabilities. Estimates and judgments are continually evaluated based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Actual experience may differ from these estimates and assumptions.

The effect of a change in an accounting estimate is recognized prospectively by including it in comprehensive income in the period of the change, if the change affects that period only, or in the period of the change and future periods, if the change affects both.

Information about critical accounting estimates and judgments in applying accounting policies that have the most significant risk of causing material adjustment to the carrying amounts of assets and liabilities recognized in the financial statements are discussed below:

a)	Unproven mineral right interests

The application of the Company’s accounting policy for unproven mineral right interests requires judgment in determining whether it is likely that future economic benefits will flow to the Company, which may be based on assumptions about future events or circumstances. Estimates and assumptions may change if new information becomes available. If, after expenditures are capitalized, information becomes available suggesting that the recovery of the expenditures is unlikely, the amount capitalized is impaired with a corresponding charge to profit or loss in the period in which the new information becomes available.

b)	Title to unproven mineral right interests

Although the Company has taken steps to verify title to its unproven mineral right interests, these procedures do not guarantee the Company’s title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

c)	Convertible debentures

The Company presents convertible debentures separately in its debt and equity components on the statement of financial position. The fair value of a compound instrument at issuance is assigned to its respective debt and equity components. The fair value of the debt component is established first with the equity component being determined by the residual amount.

d)	Going concern

Critical judgement and estimates are applied for the determination that the Company will continue as a going concern for the next year.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

●	Estimates

a)	Share-based payments:

The Company measures the cost of equity-settled transactions with employees by reference to the fair value of the equity instruments at the date in which they are granted. Estimating fair values for share-based payment transactions requires determining the most appropriate valuation model, which is dependent on the terms and conditions of the grant. The estimate also requires determining the most appropriate inputs to the valuation model, including the expected life of the share option, volatility and dividend yield, and making assumptions about them.

b)	Income taxes:

The calculation of income taxes requires judgment in applying tax laws and regulations, estimating the timing of the reversals of temporary differences, and estimating the reliability of deferred tax assets. These estimates impact current and deferred income tax assets and liabilities, and current and deferred income tax expense.

Property, plant and equipment

Property, plant and equipment are recorded at cost, net of accumulated depreciation, and are depreciated as following:

●	Office equipment and furniture: 30% declining balance method.

Property consists of land holdings at CuMo, Idaho (Boise Property). As of June 30, 2022, the Company had no depreciable assets on its balance sheet. Depreciation expense for the periods and June 30, 2022, and June 30, 2021 was $-0- and $-0-, respectively.

Unproven mineral right interests

The Company capitalizes into intangible assets all costs, net of any recoveries, of acquiring, exploring and evaluating an unproven mineral right interest, until the rights to which they relate are placed into production, at which time these deferred costs will be amortized over the estimated useful life of the rights upon commissioning the property, or written-off if the rights are disposed of, impaired or abandoned.

Management reviews the carrying amounts of mineral rights annually or when there are indicators of impairment and will recognize impairment based upon current exploration results and upon assessment of the probability of profitable exploitation of the rights. An indication of impairment includes but is not limited to expiration of the right to explore, substantive expenditure in the specific area is neither budgeted nor planned, and if the entity has decided to discontinue exploration activity in a specific area. Management’s assessment of the mineral right’s fair value is also based upon a review of other mineral right transactions that have occurred in the same geographic area as that of the rights under review.

Costs include the cash consideration and the fair value of shares issued on the acquisition of mineral rights. Rights acquired under option or joint venture agreements, whereby payments are made at the sole discretion of the Company, are not accrued and are only recorded in the accounts when the payments are made. Proceeds from property option payments received by the Company are netted against the deferred costs of the related mineral rights, with any excess being included in operations.

There may be material uncertainties associated with the Company’s title and ownership of its unproven mineral right interests. Ordinarily the Company does not own the land upon which an interest is located, and title may be subject to unregistered prior agreements or transfers or other undetected defects. As of June 30, 2022, the balance of unproven mineral right interests was $-0-.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

Impairment of non-financial assets

At each date of the statement of financial position, the Company reviews the carrying amounts of its tangible and intangible assets to determine whether there is an indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the assets belong.

Recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, the carrying amount of the asset (or cash-generating unit) is reduced to its recoverable amount. An impairment loss is recognized immediately in the statement of loss and comprehensive loss, unless the relevant asset is carried at a revalued amount, in which case the impairment loss is treated as a revaluation decrease.

Where an impairment loss subsequently reverses, the carrying amount of the asset (cash-generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash-generating unit) in prior years.

Reclamation provision

An obligation to incur restoration, rehabilitation and environmental costs arises when environmental disturbance is caused by the exploration, development or ongoing production of a mineral property interest. Such costs arising from the decommissioning of plant and other site preparation work, discounted to their net present value, are provided and capitalized at the start of each project to the carrying amount of the asset, as soon as the obligation to incur such costs arises. Discount rates using a pre-tax rate that reflect the time value of money are used to calculate the net present value. These costs are charged against profit or loss over the economic life of the related asset, through amortization using either the unit-of-production or straight-line method. The related liability is adjusted for each period for the unwinding of the discount rate and for changes to the current market-based discount rate, amount or timing of the underlying cash flows needed to settle the obligation. Costs for restoration of subsequent site damage which is created on an ongoing basis during production are provided for at their net present values and charged against profits as extraction progresses.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. We use the market approach to measure fair value for its Level 1 financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The respective carrying value of certain balance sheet financial instruments approximates its fair value. These financial instruments include cash and cash equivalents, trade receivables, related party payables, accounts payable, accrued liabilities and short-term borrowings. Fair values were estimated to approximate carrying values for these financial instruments since they are short term in nature, and they are receivable or payable on demand.

The estimated fair value of assets and liabilities acquired in business combinations and reporting units and long-lived assets used in the related asset impairment tests utilize inputs classified as Level 3 in the fair value hierarchy.

As of June 30 2022, the Company’s financial instruments measured at fair value on a recurring basis were investments, which were classified as “Level 1”.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, “Accounting for Income Taxes”. Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Management provides a valuation allowance against deferred tax assets for amount which are considered “more likely than not” to be realized. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit. On Dec. 18, 2019, FASB released Accounting Standards Update (ASU) 2019-12, which affects general principles within Topic 740, Income Taxes. The amendments of ASU 2019-12 are meant to simplify and reduce the cost of accounting for income taxes. The FASB has stated that the ASU is being issued as part of its Simplification Initiative, which is meant to reduce complexity in accounting standards by improving certain areas of GAAP without compromising information provided to users of financial statements. The Company adopted this guidance on January 1, 2021 which had no impact on the Company’s financial statements.

Income (loss) per share

Basic earnings (loss) per share are computed by dividing the net earnings (loss) attributable to common shareholders by the weighted average number of shares outstanding during the reporting period. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the weighted average shares outstanding are increased to include additional shares for the assumed exercise of stock options and conversion of notes, if dilutive. The number of additional shares is calculated by assuming that outstanding stock options were exercised and that the proceeds from such exercises were used to acquire common stock at the average market price during the reporting periods.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

Related party transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence, related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. Related party transactions that are in the normal course of business and have commercial substance are measured at the exchange amount, which is determined on a cost recovery basis.

Cash and cash equivalents

Cash and cash equivalents in the statement of financial position comprise cash at banks and brokerage firms. As of June 30, 2022 and June 30, 2021 the Company had $127,016 and $645 in cash, respectively.

Stock Purchase Warrants

The Company accounts for warrants issued to purchase shares of its common stock as equity in accordance with FASB ASC 480, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, Distinguishing Liabilities from Equity. We determine the accounting classification of warrants we issue, as either liability or equity classified, by first assessing whether the warrants meet liability classification in accordance with ASC 480-10, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, then in accordance with ASC 815-40, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock. Under ASC 480, warrants are considered liability classified if the warrants are mandatorily redeemable, obligate us to settle the warrants or the underlying shares by paying cash or other assets, and warrants that must or may require settlement by issuing variable number of shares. If warrants do not meet the liability classification under ASC 480-10, we assess the requirements under ASC 815-40, which states that contracts that require or may require the issuer to settle the contract for cash are liabilities recorded at fair value, irrespective of the likelihood of the transaction occurring that triggers the net cash settlement feature.

If the warrants do not require liability classification under ASC 815-40, in order to conclude equity classification, we also assess whether the warrants are indexed to our common stock and whether the warrants are classified as equity under ASC 815-40 or other GAAP. After all such assessments, we conclude whether the warrants are classified as liability or equity. Liability classified warrants require fair value accounting at issuance and subsequent to initial issuance with all changes in fair value after the issuance date recorded in the statements of operations. Equity classified warrants only require fair value accounting at issuance with no changes recognized subsequent to the issuance date. We do not have any liability classified warrants as of any period presented.

4.	Other assets

As of June 30, 2022 the Company had other assets of $100,000 and $100,000 respectively.

Reclamation bonds and provisions

During fiscal year 2016 the CuMo project cash bond was refunded to the Company and replaced with a surety from a third party. In exchange for the third party agreeing to guarantee to fund the required Bureau of Land Management reclamation bond currently $278,000 the Company was required to pay a security deposit of $100,000 and make ongoing annual payments of $8,340.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

The security deposit is refundable when the Company completes the required reclamation clean-up costs.

Although the Company does not anticipate being required to perform significant reclamation activities, to be conservative, it has recorded provisions for estimated reclamation costs based on the assumption that the amounts of the reclamation bonds posted with government authorities and the amount of the non-current deposit (surety deposit), approximate the best estimate of the net present value of expected future reclamation costs that may need to be incurred by the Company.

The estimated reclamation provision is comprised of deposits to the Bureau of Land Management, the United States Forest Service, the third-party provider of the surety, and other agencies for the above properties.

5.	Property and equipment

Property and equipment is comprised of acquiring three parcels of land in Boise County, Idaho as part of CuMo Project. As of June 30, 2022 and June 30, 2021, there was $875,917 and $982,850, respectively in property and equipment.

CUMO PROJECT (United States)

CuMo Property

The CuMo Project is situated in south-central Idaho, approximately 15 miles northeast of the town of Idaho City. It consists of 120 unpatented mineral claims.

The project was optioned to the Company by CuMo Molybdenum Mining Inc. in 2004. The terms of the option agreement called for 300,000 CuMo shares (issued) and a combination of advance royalty payments and work requirements outlined below.

1.	Advance royalty payments:

●	$10,000 upon signing (completed);

●	$10,000 after 60 days (completed);

●	$5,000 after 6 months (completed);

●	$20,000 1st year anniversary (completed);

●	$20,000 2nd year anniversary (completed);

●	$15,000 3rd year anniversary (completed);

●	$15,000 every 6 months thereafter (up-to-date).

These payments are to be credited against a 1.5% net smelter return (“NSR”) which reduces to 0.5% NSR after cumulative payments of $3,000,000.

2.	Work requirements:

●	$25,000 during the first year (completed);

●	At least $50,000 each year thereafter (up-to-date).

Adair Property

On February 5, 2017, the Company completed an agreement to acquire from a group of local prospectors twenty (20) unpatented mining claims adjacent to the CuMo property. The consideration payable for the claims was a one-time payment of the issuance by ICMC’s of a 7-year term silver convertible debenture valued at $250,000 (issued), one million common shares of CuMo (issued), and the sum of $10,625 (paid) representing an advance on the initial 6-month interest payment on the convertible debenture.

BOISE PROPERTY (United States)

On July 8, 2012, the Company completed an option agreement to purchase three parcels of land that included surface rights located in Boise County, Idaho. These parcels of land, inclusive of six patented claims, are contiguous to and provide access to the CuMo project.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

6.	Convertible notes

ICMC has entered into five different promissory note agreements with separate third-party lenders as follows:

		June 30, 2022	June 30, 2021

a)	Promissory notes comprised of the sale of Idaho CuMo Units (“CuMo Unit”) for total proceeds of $1,250,000. Each CuMo Unit costs $250,000, consists of a promissory note which accrues annual interest at 8.5%, matures 7 years from the date of issuance and includes an option to enter into a Silver Purchase Agreement Right with the Company. Upon notice that the triggering event has occurred (the decision by the Company to go into production), the CuMo Unit holder has 30 days to enter into the Silver Purchase Agreement Right. The Silver Purchase Agreement Right allows the holder to purchase up to 375,000 ounces of refined silver from the Company at price of $5.00/ounce, plus make an upfront payment of $250,000. The Silver Purchase Agreement Right expires if:

a.    it is not entered into within 30 days of the triggering event; or

b.    if the principal amount of the loan is prepaid in whole or in part prior to maturity (this prepayment requires the consent of the lender); or

c.    the maturity date is reached.

	These notes are secured by all of the assets of ICMC, except for the six patented claims that make up the Boise Property.	$1,250,000	$1,250,000

b)	Promissory note comprised of total proceeds of $500,000. This loan accrues annual interest at 8.5% and was amended on January 29, 2016 to extend the maturity date to December 31, 2025. This loan also includes an option to enter into a Silver Purchase Agreement Right (same terms as noted above in a)) with the Company.

	This note is secured by the six patented claims which make up the Boise Property owned by ICMC.	500,000	500,000

c)	Promissory note comprised of total proceeds of $500,000, issued pursuant to an option agreement that has since gone into default. This note has the same terms as those disclosed in Note 10 a), except that this note is unsecured.	500,000	500,000

d)	Promissory notes comprised of loans totaling $20,000. These loans accrue annual interest at 8.5%, paid semi-annually, and mature seven years from the grant dates. The loans also contain a Silver Purchase Agreement Right that allows the holders to purchase up to 1 ounce of silver for every $1 of promissory note principal, at a price of $5.00/ounce.

	These notes are secured by all of the assets of ICMC, except for the six patented claims that make up the Boise Property.	20,000	20,000

e)	August 20, 2021, Promissory notes comprised of loans totaling $1,089,000. These loans are paid an annual interest at 7.5%, paid semi-annually, and mature seven years from the grant dates. Computershare is registered transfer agent for these units and ensures interest is paid. The notes Are listed for trading on the Austrian stock exchange. The loans also contain a Silver Purchase Agreement Right that allows the holders to purchase up to 1 ounce of silver for every $1 of promissory note principal, at a price of $5.00/ounce.

	These notes are secured by all of the assets of ICMC, except for the six patented claims that make up the Boise Property.	1,079,000
	Total principal outstanding	3,349,000	2,270,000
	Accrued interest	1,431,246	996,046
	Total	$4,780,246	$3,266,046

As at June 30, 2022, the Company has total promissory notes issued and outstanding in the amount of $3,349,000 (2020: $2,270,000). The Company has accrued aggregate interest of $1,431,246 as of June 30, 2022 (June 30, 2021: $996,046) in respect of these promissory notes.

International CuMo Mining Corporation

Notes to the Financial Statements

June 30, 2022

7.	Related party transactions

Details of the transactions between the Company and other related parties are disclosed below.

(a)	Compensation of key management personnel

The Company’s related parties consist of companies owned by or associated with executive officers and directors as follows:

Nature of transactions
Dykes Geologic Systems Ltd.	Exploration and administration fees
Steven Rudofsky	CEO Management fees
Andrew Brodkey	COO management fees
Robert Scannell	CFO management fees

During the years ended June 30, 2022 and 2021, the Company incurred the following fees in the normal course of operations in connection with companies owned by key management and directors.

	June 30,	June 30,
	2022	2021
Salaries and management fees - Geologic	$89,555	$33,241
Exploration fees - Geologic	155,854	13,041
Steven Rudofsky	125,000	-
Andrew Brodkey	92,000	-
Robert Scannel	100,000	-
	$562,409	$46,282

Dykes Geologic Systems Ltd. (“Geologic Systems”) is 50% owned by Shaun Dykes, President and CEO of the Company, and 50% owned by his spouse. Dykes Geologic Systems Ltd. is the full legal name. The company is also known as Geologic Systems Ltd., which is its trade name.

Amounts due to related parties are unsecured, non-interest bearing and due on demand. Trade and other payables at June 30, 2022 included $0 (June 30, 2021: $0), which were due to officers, directors and private companies controlled by directors and officers of the Company.

The remuneration of directors and other members of key management personnel during the years ended June 30, 2022 and 2021 were as follows:

	June 30, 2022	June 30, 2021
Salaries and fees	$562,409	$46,282
Total	$562,409	$46,282

International CuMo Mining Corporation
Notes to the Financial Statements
June 30, 2022

8.	Income taxes

As of June 30, 2022, the Company has net operating loss carry forwards of $463,238 and $82,930 may be available to reduce future years’ taxable income through 2042. The Company’s net operating loss carry forwards may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in Section 382 of the Internal Revenue Code.

The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes (computed by applying the United States Federal tax rate of 21% and the State of Idaho tax rate of 19% to loss before taxes for fiscal year 2022 and 2021), as follows:

	June 30,
	2022	2021
Tax expense (benefit) at the statutory rate	$(243,200)	$(43,538)
State income taxes, net of federal income tax benefit	(220,038)	(39,392)
Change in valuation allowance	463,238	82,930
Total	$-	$-

The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as deferred tax assets and liabilities.

The tax years 2022 and 2021 remains to examination by federal agencies and other jurisdictions in which it operates.

The tax effect of significant components of the Company’s deferred tax assets and liabilities at June 30, 2022 and 2021, are as follows:

	June 30,
	2022	2021
Deferred tax assets:
Net operating loss carryforward	$546,168	$82,930
Timing differences	-	-
Total gross deferred tax assets	546,168	82,930
Less: Deferred tax asset valuation allowance	(546,168)	(82,930)
Total net deferred taxes	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Because of the historical earnings history of the Company, the net deferred tax assets for 2022 and 2021 were fully offset by a 100% valuation allowance. The valuation allowance for the remaining net deferred tax assets was $546,168 and $82,930 as of June 30, 2022, and 2021, respectively.

International CuMo Mining Corporation
Notes to the Financial Statements
June 30, 2022

9.	Equity

(a)	Capital

At June 30, 2022, the Company’s authorized share capital consisted of 500,000,000 shares of common stock with no par value. As of June 30, 2022, and June 30, 2021, the Company had 136,000,000 and 105,000,000 shares issued and outstanding.

Fiscal 2022

During the year ended June 30, 2022, the Company issued 31,000,000 units as private placement which was valued at $10 per share or, $3,100,000. The units consist of one share of common stock and one 5-year warrant to exercisable at $0.15 per share. The common shares were comprised of the following:

●	5,320,000 shares were issued for services performed by related parties

●	910,000 shares were issued for service performed by consultants

●	2,850,000 shares were sold to investors for cash proceed of $285,000

●	21,920,000 shares were issued to the former parent company to satisfy intercompany debt

Fiscal 2021

On March 17, 2021, the Company issued 20,000,000 common shares pursuant to the Bleiberg Property Purchase and Sale Agreement. These shares were ascribed a value of $422,175 and the property was used to settle the debt owed by the Company to Poly Resources LLC.

Warrants

At June 30, 2022, the Company had 31,000,00 warrants outstanding as a result of the private placements offering.

Warrants outstanding during the years ended June 30, 2022 and 2021 were as follows:

	Warrants	Price
Balance, June 30, 2021	-	-
Warrants granted	31,000,000	$0.15
Warrants exercised	-	-
Warrants expired/forfeited	-	-
Balance, June 30, 2022	31,000,000	$0.15

These warrants have an expiration date of May 11, 2027.

10.	Commitments

a)	During 2016 the Company entered into a surety agreement that guarantees the reclamation bond on the CuMo Property. In order to maintain the good standing of this surety, the Company is required to make an annual payment of $8,340.

11.	Subsequent events

On January 23, 2023, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Joway Health Industries Group Inc(“Joway”), a Nevada corporation. Pursuant to the terms of the Share Exchange Agreement, the Company’s shareholders have transferred all the issued and outstanding shares of common stock of the Company to Joway in exchange for 182,240,000 newly issued shares of Joway’s common stock. As a result of this share exchange (the “Exchange”), the Company became a wholly-owned subsidiary of Joway.

Unaudited Financial Statements of

International CuMo Mining Corporation

September 30, 2022

International CuMo Mining Corporation

Balance Sheets

	September 30,	June 30,
	2022	2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$20,804	$127,016
Total current assets	20,809	127,016
Property and equipment, net	875,917	875,917
Other assets	100,000	100,000
Total assets	$996,726	$1,102,933

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$235,078	$222,934
Accrued interest	1,431,246	1,431,246
Convertible notes	3,349,000	3,349,000
Total current liabilities	5,015,324	5,003,180
Bond liabilities	100,000	100,000
Total liabilities	5,115,324	5,103,180

Commitments and contingencies	-	-

Stockholders’ Deficit:
Common stock, no par value, 136,000,000 shares issued and outstanding as of September 30, 2022 and June 30, 2022	-	-
Additional paid-in capital	19,251,722	19,251,722
Accumulated deficit	(23,370,325)	(23,251,969)
Total stockholders’ deficit	(4,118,603)	(4,000,247)
Total liabilities and deficit	$996,721	$1,102,933

The accompanying notes are an integral part of the unaudited  financial statements.

International CuMo Mining Corporation

Statements of Operations

(Unaudited)

	Three Months	Three Months
	Ended	Ended
	September 30,	September 30,
	2022	2021
General and administrative expense	$118,356	$129,500
Total operating expenses	118,356	129,500
Income (loss) from operations	(118,356)	(129,500)
Other (expense)
Total other (expense)	-	-
Income (loss) before income taxes	(118,356)	(129,500)
Provision for income taxes (benefit)	-	-
Net loss	$(118,356)	$(129,500)

Basic and diluted (loss) per common share	$(0.00)	$(0.00)

Weighted-average number of common shares outstanding:
Basic and diluted	136,000,000	136,000,000

The accompanying notes are an integral part of the unaudited  financial statements.

International CuMo Mining Corporation

Statements of Changes in Stockholders’ Equity

(Unaudited)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Value	Capital	Deficit	Deficit
Balance, June 30, 2021	105,000,000	$-	$16,151,723	$(22,093,875)	$(5,942,152)

Net loss				(129,500)	(129,500)

Balance, September 30, 2021	105,000,000	$-	$16,151,723	$(22,223,375)	$(6,071,652)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Value	Capital	Deficit	Deficit
Balance, June 30, 2022	136,000,000	$-	$19,251,723	$(23,251,969)	$(4,000,247)

Net loss				(118,356)	(118,356)

Balance, September 30, 2022	136,000,000	$-	$19,251,723	$(23,370,325)	$(4,118,603)

The accompanying notes are an integral part of the unaudited financial statements.

International CuMo Mining Corporation

Statements of Cash Flows

 (Unaudited)

	Three Months	Three Months
	Ended	Ended
	September 30,	September 30,
	2022	2021
Net (loss)	$(118,356)	$(129,500)
Adjustments to reconcile net loss to cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	12,144	129,597
Net cash provided by (used in) operating activities	(106,212)	97

Net increase (decrease) in cash and cash equivalents	(106,212)	97
Cash and cash equivalents at beginning of period	127,016	588
Cash and cash equivalents at end of period	$20,804	$685

The accompanying notes are an integral part of the unaudited financial statements

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

1.	Nature of operations

International CuMo Mining Corporation (“ICMC”, “CuMo”, or the “Company”) is an exploration and development company with mineral right interests in the United States of America. ICMC was originally incorporated under the laws of Nevada in 2005, as Mosquito Mining Corp. In 2013, the Company was moved to Idaho and the name changed to Idaho CuMo Mining Corporation. In early January 2021 the name was changed to International CuMo Mining Corporation.

The Company is in the process of exploring its mineral right interests in the United States and at the date of these financial statements, has not yet determined whether any of its mineral properties contain economically recoverable mineral reserves. Accordingly, the carrying amount of mineral right interests represents cumulative expenditures incurred to date and does not necessarily reflect present or future values. The recovery of these costs is dependent upon the discovery of economically recoverable mineral reserves and the ability of ICMC to obtain the necessary financing to complete their exploration and development and to resolve any environmental, regulatory, or other constraints. Uncertainty also exists with respect to the recoverability of the carrying value of certain mineral right interests. The ability of the Company to realize on its investment in resource properties is contingent upon resolution of the uncertainties and confirmation of the Company’s title to the mineral properties.

ICMC’s common shares are not listed on any exchange.

The Company’s year-end is June 30th.

2.	Basis of Presentation.

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in US dollars and all values are rounded to the nearest dollar except where otherwise indicated.

Principles of Consolidation

The financial statements include the accounts of International CuMo Mining.

Management’s Representation of Interim Financial Statements

The accompanying unaudited consolidated financial statements have been prepared by the Company without audit pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Company uses the same accounting policies in preparing quarterly and annual financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been condensed or omitted as allowed by such rules and regulations, and management believes that the disclosures are adequate to make the information presented not misleading. These consolidated financial statements include all of the adjustments, which in the opinion of management are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. Tables included in notes may not sum due to rounding.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

Going Concern

These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the Company will continue operations for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations as they come due. Since inception, the Company has incurred cumulative losses of $23,370,325 and as of September 30, 2022, had a working capital deficiency of $4,994,515 which may cast significant doubt regarding ICMC’s ability to continue as a going concern.

The Company does not generate material cash flows from operations and accordingly, ICMC will need to raise additional funds through future issuance of securities. Although ICMC has been successful in raising funds in the past, there can be no assurance ICMC will be able to raise sufficient funds in the future, in which case the Company may be unable to meet its obligations as they come due in the normal course of business. The Company has not determined whether any of its properties contain mineral reserves that are economically recoverable. It is not possible to predict whether financing efforts will be successful or if the Company will attain a profitable level of operations. Should ICMC be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts on the statement of financial position.

3. Summary of significant accounting policies

Significant accounting judgments and estimates

The Company makes estimates and assumptions about the future that affect the reported amounts of assets and liabilities. Estimates and judgments are continually evaluated based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Actual experience may differ from these estimates and assumptions.

The effect of a change in an accounting estimate is recognized prospectively by including it in comprehensive income in the period of the change, if the change affects that period only, or in the period of the change and future periods, if the change affects both.

Information about critical accounting estimates and judgments in applying accounting policies that have the most significant risk of causing material adjustment to the carrying amounts of assets and liabilities recognized in the financial statements are discussed below:

a)	Unproven mineral right interests

The application of the Company’s accounting policy for unproven mineral right interests requires judgment in determining whether it is likely that future economic benefits will flow to the Company, which may be based on assumptions about future events or circumstances. Estimates and assumptions may change if new information becomes available. If, after expenditures are capitalized, information becomes available suggesting that the recovery of the expenditures is unlikely, the amount capitalized is impaired with a corresponding charge to profit or loss in the period in which the new information becomes available.

b)	Title to unproven mineral right interests

Although the Company has taken steps to verify title to its unproven mineral right interests, these procedures do not guarantee the Company’s title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

c)	Convertible debentures

The Company presents convertible debentures separately in its debt and equity components on the statement of financial position. The fair value of a compound instrument at issuance is assigned to its respective debt and equity components. The fair value of the debt component is established first with the equity component being determined by the residual amount.

d)	Going concern

Critical judgement and estimates are applied for the determination that the Company will continue as a going concern for the next year.

●	Estimates

a)	Share-based payments:

The Company measures the cost of equity-settled transactions with employees by reference to the fair value of the equity instruments at the date in which they are granted. Estimating fair values for share-based payment transactions requires determining the most appropriate valuation model, which is dependent on the terms and conditions of the grant. The estimate also requires determining the most appropriate inputs to the valuation model, including the expected life of the share option, volatility and dividend yield, and making assumptions about them.

b)	Income taxes:

The calculation of income taxes requires judgment in applying tax laws and regulations, estimating the timing of the reversals of temporary differences, and estimating the reliability of deferred tax assets. These estimates impact current and deferred income tax assets and liabilities, and current and deferred income tax expense.

Property, plant and equipment

Property, plant and equipment are recorded at cost, net of accumulated depreciation, and are depreciated as following:

●	Office equipment and furniture: 30% declining balance method.

Property consists of land holdings at CuMo, Idaho (Boise Property). As of September 30, 2022, the Company had no depreciable assets on its balance sheet. Depreciation expense for the periods and September 30, 2022, and June 30, 2022 was $-0- and $-0-, respectively.

Unproven mineral right interests

The Company capitalizes into intangible assets all costs, net of any recoveries, of acquiring, exploring and evaluating an unproven mineral right interest, until the rights to which they relate are placed into production, at which time these deferred costs will be amortized over the estimated useful life of the rights upon commissioning the property, or written-off if the rights are disposed of, impaired or abandoned.

Management reviews the carrying amounts of mineral rights annually or when there are indicators of impairment and will recognize impairment based upon current exploration results and upon assessment of the probability of profitable exploitation of the rights. An indication of impairment includes but is not limited to expiration of the right to explore, substantive expenditure in the specific area is neither budgeted nor planned, and if the entity has decided to discontinue exploration activity in a specific area. Management’s assessment of the mineral right’s fair value is also based upon a review of other mineral right transactions that have occurred in the same geographic area as that of the rights under review.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

Costs include the cash consideration and the fair value of shares issued on the acquisition of mineral rights. Rights acquired under option or joint venture agreements, whereby payments are made at the sole discretion of the Company, are not accrued and are only recorded in the accounts when the payments are made. Proceeds from property option payments received by the Company are netted against the deferred costs of the related mineral rights, with any excess being included in operations.

There may be material uncertainties associated with the Company’s title and ownership of its unproven mineral right interests. Ordinarily the Company does not own the land upon which an interest is located, and title may be subject to unregistered prior agreements or transfers or other undetected defects. As of September 30, 2022, the balance of unproven mineral right interests was $-0-.

Impairment of non-financial assets

At each date of the statement of financial position, the Company reviews the carrying amounts of its tangible and intangible assets to determine whether there is an indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the assets belong.

Recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, the carrying amount of the asset (or cash-generating unit) is reduced to its recoverable amount. An impairment loss is recognized immediately in the statement of loss and comprehensive loss, unless the relevant asset is carried at a revalued amount, in which case the impairment loss is treated as a revaluation decrease.

Where an impairment loss subsequently reverses, the carrying amount of the asset (cash-generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash-generating unit) in prior years.

Reclamation provision

An obligation to incur restoration, rehabilitation and environmental costs arises when environmental disturbance is caused by the exploration, development or ongoing production of a mineral property interest. Such costs arising from the decommissioning of plant and other site preparation work, discounted to their net present value, are provided and capitalized at the start of each project to the carrying amount of the asset, as soon as the obligation to incur such costs arises. Discount rates using a pre-tax rate that reflect the time value of money are used to calculate the net present value. These costs are charged against profit or loss over the economic life of the related asset, through amortization using either the unit-of-production or straight-line method. The related liability is adjusted for each period for the unwinding of the discount rate and for changes to the current market-based discount rate, amount or timing of the underlying cash flows needed to settle the obligation. Costs for restoration of subsequent site damage which is created on an ongoing basis during production are provided for at their net present values and charged against profits as extraction progresses.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. We use the market approach to measure fair value for its Level 1 financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The respective carrying value of certain balance sheet financial instruments approximates its fair value. These financial instruments include cash and cash equivalents, trade receivables, related party payables, accounts payable, accrued liabilities and short-term borrowings. Fair values were estimated to approximate carrying values for these financial instruments since they are short term in nature, and they are receivable or payable on demand.

The estimated fair value of assets and liabilities acquired in business combinations and reporting units and long-lived assets used in the related asset impairment tests utilize inputs classified as Level 3 in the fair value hierarchy.

As of September 30, 2022, the Company’s financial instruments measured at fair value on a recurring basis were investments, which were classified as “Level 1”.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, “Accounting for Income Taxes”. Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Management provides a valuation allowance against deferred tax assets for amount which are considered “more likely than not” to be realized. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit. On Dec. 18, 2019, FASB released Accounting Standards Update (ASU) 2019-12, which affects general principles within Topic 740, Income Taxes. The amendments of ASU 2019-12 are meant to simplify and reduce the cost of accounting for income taxes. The FASB has stated that the ASU is being issued as part of its Simplification Initiative, which is meant to reduce complexity in accounting standards by improving certain areas of GAAP without compromising information provided to users of financial statements. The Company adopted this guidance on January 1, 2021 which had no impact on the Company’s financial statements.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

Income (loss) per share

Basic earnings (loss) per share are computed by dividing the net earnings (loss) attributable to common shareholders by the weighted average number of shares outstanding during the reporting period. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the weighted average shares outstanding are increased to include additional shares for the assumed exercise of stock options and conversion of notes, if dilutive. The number of additional shares is calculated by assuming that outstanding stock options were exercised and that the proceeds from such exercises were used to acquire common stock at the average market price during the reporting periods.

Related party transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence, related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. Related party transactions that are in the normal course of business and have commercial substance are measured at the exchange amount, which is determined on a cost recovery basis.

Cash and cash equivalents

Cash and cash equivalents in the statement of financial position comprise cash at banks and brokerage firms. As of September 30, 2022 and June 30, 2021 the Company had $20,804 and $127,016 and in cash, respectively.

Stock Purchase Warrants

The Company accounts for warrants issued to purchase shares of its common stock as equity in accordance with FASB ASC 480, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, Distinguishing Liabilities from Equity. We determine the accounting classification of warrants we issue, as either liability or equity classified, by first assessing whether the warrants meet liability classification in accordance with ASC 480-10, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, then in accordance with ASC 815-40, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock. Under ASC 480, warrants are considered liability classified if the warrants are mandatorily redeemable, obligate us to settle the warrants or the underlying shares by paying cash or other assets, and warrants that must or may require settlement by issuing variable number of shares. If warrants do not meet the liability classification under ASC 480-10, we assess the requirements under ASC 815-40, which states that contracts that require or may require the issuer to settle the contract for cash are liabilities recorded at fair value, irrespective of the likelihood of the transaction occurring that triggers the net cash settlement feature.

If the warrants do not require liability classification under ASC 815-40, in order to conclude equity classification, we also assess whether the warrants are indexed to our common stock and whether the warrants are classified as equity under ASC 815-40 or other GAAP. After all such assessments, we conclude whether the warrants are classified as liability or equity. Liability classified warrants require fair value accounting at issuance and subsequent to initial issuance with all changes in fair value after the issuance date recorded in the statements of operations. Equity classified warrants only require fair value accounting at issuance with no changes recognized subsequent to the issuance date. We do not have any liability classified warrants as of any period presented.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

4.	Other assets

As of September 30, 2022 and June 30, 2022 the Company had other assets of $100,000 and $100,000 respectively.

Reclamation bonds and provisions

During fiscal year 2016 the CuMo project cash bond was refunded to the Company and replaced with a surety from a third party. In exchange for the third party agreeing to guarantee to fund the required Bureau of Land Management reclamation bond currently $278,000 the Company was required to pay a security deposit of $100,000 and make ongoing annual payments of $8,340.

The security deposit is refundable when the Company completes the required reclamation clean-up costs.

Although the Company does not anticipate being required to perform significant reclamation activities, to be conservative, it has recorded provisions for estimated reclamation costs based on the assumption that the amounts of the reclamation bonds posted with government authorities and the amount of the non-current deposit (surety deposit), approximate the best estimate of the net present value of expected future reclamation costs that may need to be incurred by the Company.

The estimated reclamation provision is comprised of deposits to the Bureau of Land Management, the United States Forest Service, the third-party provider of the surety, and other agencies for the above properties.

5.	Property and equipment

Property and equipment is comprised of acquiring three parcels of land in Boise County, Idaho as part of CuMo Project. As of September 30, 2022 and June 30, 2022, there was $875,917 in property and equipment.

CUMO PROJECT (United States)

CuMo Property

The CuMo Project is situated in south-central Idaho, approximately 15 miles northeast of the town of Idaho City. It consists of 120 unpatented mineral claims.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

The project was optioned to the Company by CuMo Molybdenum Mining Inc. in 2004. The terms of the option agreement called for 300,000 CuMo shares (issued) and a combination of advance royalty payments and work requirements outlined below.

1.	Advance royalty payments:

●	$10,000 upon signing (completed);

●	$10,000 after 60 days (completed);

●	$5,000 after 6 months (completed);

●	$20,000 1st year anniversary (completed);

●	$20,000 2nd year anniversary (completed);

●	$15,000 3rd year anniversary (completed);

●	$15,000 every 6 months thereafter (up-to-date).

These payments are to be credited against a 1.5% net smelter return (“NSR”) which reduces to 0.5% NSR after cumulative payments of $3,000,000.

2.	Work requirements:

●	$25,000 during the first year (completed);

●	At least $50,000 each year thereafter (up-to-date).

Adair Property

On February 5, 2017, the Company completed an agreement to acquire from a group of local prospectors twenty (20) unpatented mining claims adjacent to the CuMo property. The consideration payable for the claims was a one-time payment of the issuance by ICMC’s of a 7-year term silver convertible debenture valued at $250,000 (issued), one million common shares of CuMo (issued), and the sum of $10,625 (paid) representing an advance on the initial 6-month interest payment on the convertible debenture.

BOISE PROPERTY (United States)

On July 8, 2012, the Company completed an option agreement to purchase three parcels of land that included surface rights located in Boise County, Idaho. These parcels of land, inclusive of six patented claims, are contiguous to and provide access to the CuMo project.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

6.	Convertible notes

ICMC has entered into five different promissory note agreements with separate third-party lenders as follows:

		September 30, 2022	June 30, 2022

a)	Promissory notes comprised of the sale of Idaho CuMo Units (“CuMo Unit”) for total proceeds of $1,250,000. Each CuMo Unit costs $250,000, consists of a promissory note which accrues annual interest at 8.5%, matures 7 years from the date of issuance and includes an option to enter into a Silver Purchase Agreement Right with the Company. Upon notice that the triggering event has occurred (the decision by the Company to go into production), the CuMo Unit holder has 30 days to enter into the Silver Purchase Agreement Right. The Silver Purchase Agreement Right allows the holder to purchase up to 375,000 ounces of refined silver from the Company at price of $5.00/ounce, plus make an upfront payment of $250,000. The Silver Purchase Agreement Right expires if:

a.    it is not entered into within 30 days of the triggering event; or

b.    if the principal amount of the loan is prepaid in whole or in part prior to maturity (this prepayment requires the consent of the lender); or

c.    the maturity date is reached.

	These notes are secured by all of the assets of ICMC, except for the six patented claims that make up the Boise Property.	$1,250,000	$1,250,000

b)	Promissory note comprised of total proceeds of $500,000. This loan accrues annual interest at 8.5% and was amended on January 29, 2016 to extend the maturity date to December 31, 2025. This loan also includes an option to enter into a Silver Purchase Agreement Right (same terms as noted above in a)) with the Company.

	This note is secured by the six patented claims which make up the Boise Property owned by ICMC.	500,000	500,000

c)	Promissory note comprised of total proceeds of $500,000, issued pursuant to an option agreement that has since gone into default. This note has the same terms as those disclosed in Note 10 a), except that this note is unsecured.	500,000	500,000

d)	Promissory notes comprised of loans totaling $20,000. These loans accrue annual interest at 8.5%, paid semi-annually, and mature seven years from the grant dates. The loans also contain a Silver Purchase Agreement Right that allows the holders to purchase up to 1 ounce of silver for every $1 of promissory note principal, at a price of $5.00/ounce.

	These notes are secured by all of the assets of ICMC, except for the six patented claims that make up the Boise Property.	20,000	20,000

e)	August 20, 2021, Promissory notes comprised of loans totaling $1,089,000. These loans are paid an annual interest at 7.5%, paid semi-annually, and mature seven years from the grant dates. Computershare is registered transfer agent for these units and ensures interest is paid. The notes Are listed for trading on the Austrian stock exchange. The loans also contain a Silver Purchase Agreement Right that allows the holders to purchase up to 1 ounce of silver for every $1 of promissory note principal, at a price of $5.00/ounce.

	These notes are secured by all of the assets of ICMC, except for the six patented claims that make up the Boise Property.	1,079,000
	Total principal outstanding	3,349,000	2,270,000
	Accrued interest	1,431,246	996,046
	Total	$4,780,246	$3,266,046

As of September 30, 2022, the Company has total promissory notes issued and outstanding in the amount of $3,349,000 (2020: $2,270,000). The Company has accrued aggregate interest of $1,431,246 as of September 30, 2022 (June 30, 2022: $996,046) in respect of these promissory notes.

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

7.	Related party transactions

Details of the transactions between the Company and other related parties are disclosed below.

(a)	Compensation of key management personnel

The Company’s related parties consist of companies owned by or associated with executive officers and directors as follows:

Nature of transactions
Dykes Geologic Systems Ltd.	Exploration and administration fees
Steven Rudofsky	CEO Management fees
Andrew Brodkey	COO management fees
Robert Scannell	CFO management fees

During the years ended June 30, 2022 and 2021, the Company incurred the following fees in the normal course of operations in connection with companies owned by key management and directors.

	June 30,	June 30,
	2022	2021
Salaries and management fees - Geologic	$89,555	$33,241
Exploration fees – Geologic	155,854	13,041
Steven Rudofsky	125,000	-
Andrew Brodkey	92,000	-
Robert Scannel	100,000	-
	$562,409	$46,282

Dykes Geologic Systems Ltd. (“Geologic Systems”) is 50% owned by Shaun Dykes, President and CEO of the Company, and 50% owned by his spouse. Dykes Geologic Systems Ltd. is the full legal name. The company is also known as Geologic Systems Ltd., which is its trade name.

Amounts due to related parties are unsecured, non-interest bearing and due on demand. Trade and other payables at June 30, 2022 included $0 (June 30, 2021: $0), which were due to officers, directors and private companies controlled by directors and officers of the Company.

The remuneration of directors and other members of key management personnel during the years ended June 30, 2022 and 2021 were as follows:

	2022	2021

Salaries and fees	$562,409	46,282
Share-based compensation	-	-
	$562,409	46,282

International CuMo Mining Corporation

Notes to the Unaudited Financial Statements

September 30, 2022

8.	Equity

(a)	Capital

At September 30, 2022, the Company’s authorized share capital consisted of 500,000,000 shares of common stock with no par value. As of September 30, 2022, and June 30, 2022, the Company had 136,000,000 shares issued and outstanding.

Fiscal 2023

The Company did not issue any common stock during the three month period ended September 30, 2022.

Fiscal 2022

During the year ended June 30, 2022, the Company issued 31,000,000 units as private placement which was valued at $10 per share or, $3,100,000. The units consist of one share of common stock and one 5-year warrant to exercisable at $0.15 per share. The common shares were comprised of the following:

●	5,320,000 shares were issued for services performed by related parties

●	910,000 shares were issued for service performed by consultants

●	2,850,000 shares were sold to investors for cash proceed of $285,000

●	21,920,000 shares were issued to the former parent company to satisfy intercompany debt

Warrants

At September 30, 2022, the Company had 31,000,00 warrants outstanding as a result of the private placements offering.

Warrants outstanding during the years ended September 30, 2022 and 2021 were as follows:

	Warrants	Price
Balance, beginning of year	-	-
Warrants granted	31,000,000	$0.15
Warrants exercised	-	-
Warrants expired/forfeit	-	-
Balance, end of the year	31,000,000	$0.15

Warrants have an expiration date of May 11, 2027

9.	Commitments

a)	During 2016 the Company entered into a surety agreement that guarantees the reclamation bond on the CuMo Property. In order to maintain the good standing of this surety, the Company is required to make an annual payment of $8,340.

10.	Subsequent events

On January 23, 2023, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Joway Health Industries Group Inc(“Joway”), a Nevada corporation. Pursuant to the terms of the Share Exchange Agreement, the Company’s shareholders have transferred all the issued and outstanding shares of common stock of the Company to Joway in exchange for 182,240,000 newly issued shares of Joway’s common stock. As a result of this share exchange (the “Exchange”), the Company became a wholly-owned subsidiary of Joway.

Joway Health Industries Group Inc. and International CuMo Mining Corporation

September 30, 2022 Unaudited Proforma Consolidated Balance Sheets

	Joway Health	International
	Industries Group	Cumo Mining			Consolidated
	September 30,	September 30,	Acquisition		September 30,
	2022	2022	Entries		2022

Assets
Current Assets:
Cash	$-	$20,804			$20,804
Total current assets	-	20,804	-		20,804
Property and equipment, net		875,917			875,917
Other assets		100,000			100,000
Goodwill		-	3,225,378	(c)	3,225,378
Intangible assets		-	806,345	(c)(d)	806,345
Total Assets	$-	$996,721	$4,031,723		$5,028,444

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable and accrued liabilities	$153,697	$235,078			$388,775
Accrued interest		1,431,246			1,431,246
Convertible notes		3,349,000			3,349,000
Total Current Liabilities	153,697	5,015,324	-		5,169,021
Bond liabilities		100,000			100,000
Total liabilities	153,697	5,115,324	-		5,269,021

Commitments and Contingencies	-	-	-		-

Stockholders’ Equity
Common stock	20,054	-	181,901	(b)	201,955
Additional Paid-In Capital	7,232,861	19,251,722	(19,251,722)	(a)	7,232,861
Accumulated Deficit	(7,406,612)	(23,370,325)	23,101,544	(a)(d)	(7,675,394)
Total Stockholders’ Equity	(153,697)	(4,118,603)	4,031,722		(240,578)
Total Liabilities and Stockholders’ Equity	$-	$996,721	$4,031,722		$5,028,443

Notes:

(a)	To eliminate the equity sections of International CuMo Mining (“ICMC”)

(b)	To record the issuance of 181,900,864 shares of Joway Health Industries common stock to purchase (ICMC). Due to the thinly traded nature of Joway’s common stock this issue was valued at par value of $0.001

(c)

The preliminary allocation between goodwill and intangible assets is estimated to be 75% goodwill, and 25% to intangible assets amortized over a three period

The Company’s accounting for the acquisition of ICMC is incomplete. Management is performing a valuation study to calculate the fair value of the acquired intangible assets and the value of the common stock issued which it plans to complete within the one-year measurement period

(d)	To record amortization of intangible as if the thr transaction had occurred at the beginning of the year

Joway Health Industries Group Inc. and International CuMo Mining Corporation

Unaudited Proforma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2022

	Joway Health	International
	Industries Group	CuMo Mining		Consolidated
	September 30,	September 30,	Acquisition	September 30,
	2022	2022	Entries	2022

Revenue
Cost of Sales
Gross Profit	-	-		-

Operating expenses
General and administrative expenses	$50,644	$49,118		$99,762
Salaries and management fees	-	526,619		526,619
Professional fees	-	237,050		237,050
Amortization of intangible assets	-	-	268,782 (e)	268,782
Total operating expenses	50,644	812,787	(268,782)	1,132,212
Loss from operations	(50,644)	(812,787)	(268,782)	(1,132,212)

Other income (expense)
Other income	-	344,545	-	344,545
Interest expense	-	(177,429)	-	(177,429)
Total other income (expense)	-	167,116	-	167,116
Net Loss	$(50,644)	(645,670)	(268,782)	(965,096)

Basic and fully diluted loss per share	$(0.00)	$(0.00)		$(0.01)
				-
Weighted average number of shares outstanding	20,054,000	136,000,000	45,900,864 (f)	201,954,864

Notes:

(e)	To record amortization as if the transaction had occurred on 1/1/2022

(f)	To adjust the share count as if the transaction had occurred on 1/1/2022

Joway Health Industries Group Inc. and International CuMo Mining Corporation

December 31, 2021 Unaudited Proforma Consolidated Balance Sheets

	Joway Health	International
	Industries Group	Cumo Mining			Consolidated
	December 31,	December 31,	Acquisition		December 31,
	2021	2021	Entries		2021
Assets
Current Assets:
Cash		$573			$573
Total current assets		573	-		573
Property and equipment, net		982,850			982,850
Other assets		100,000			100,000
Goodwill			5,577,069	(c)	5,577,069
Intangible assets			1,239,349	(c) (d)	1,239,349
Total Assets	$-	$1,083,423	$6,816,418		$7,899,841

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable and accrued liabilities	$103,053	$309,203			$412,256
Accrued interest		1,182,259			1,182,259
Due to related parties	3,999	-			3,999
Due to former parent company		3,303,894			3,303,894
Convertible notes		3,442,259			3,442,259
Total Current Liabilities	107,052	8,237,614	-		8,344,666
Bond liabilities		100,000			100,000
Total liabilities	107,052	8,337,614	-		8,444,666

Commitments and Contingencies	-	-	-		-

Stockholders’ Equity
Common stock	20,054	-	181,901	(b)	201,955
Additional Paid-In Capital	7,228,862	16,151,723	(16,151,723)	(a)	7,228,862
Accumulated Deficit	(7,355,968)	(23,405,914)	22,786,240	(a)(d)	(7,975,642)
Total Stockholders’ Equity	(107,052)	(7,254,191)	6,816,418		(544,825)
Total Liabilities and Stockholders’ Equity	$-	$1,083,423	$6,816,418		$7,899,841

Notes

(a)	To eliminate the equity sections of International CuMo Mining (“ICMC”)

(b)	To record the issuance of 181,900,864 shares of Joway Health Industries common stock to purchase (ICMC). Due to the thinly traded nature of

(c)

The preliminary allocation between goodwill and intangible assets is estimated to be 75% goodwill, and 25% to intangible assets amortized over a three period

The Company’s accounting for the acquisition of ICMC is incomplete. Management is performing a valuation study to calculate the fair value of the acquired intangible assets and the value of the common stock issued which it plans to complete within the one-year measurement period.

(d)	To record amortization of intangible as if the the transaction had occurred on 1/1/2022

Joway Health Industries Group Inc. and International CuMo Mining Corporation

Unaudited Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2021

	Joway Health	International
	Industries Group	CuMo Mining			Consolidated
	December 31,	December 31,	Acquisition		December 31,
	2021	2021	Entries		2021
Revenue
Cost of Sales
Gross Profit	-	-			-

Operating expenses
General and administrative expenses	$121,788	$5,656			$127,444
Salaries and management fees	-	79,814			79,814
Professional fees	-	117,680			117,680
Amortization of intangible assets	-		619,674	(e)	619,674
Total operating expenses	121,788	203,149	619,674		944,611
Loss from operations	(121,788)	(203,149)	(619,674)		(944,611)

Other income (expense)
Interest expense	-	(236,727)	-		(236,727)
Total other income (expense)	-	(236,727)	-		(236,727)
Net Loss	$(121,787)	$(439,876)	$(619,674)		$(1,181,338)

Basic and fully diluted loss per share	$(0.01)	$(0.00)			$(0.01)
Weighted average number of shares outstanding	20,054,000	105,000,000	76,900,864	(f)	201,954,864

Notes

(e)	To record amortization as if the transaction had occurred on 1/1/2022

(f)	To adjust the share count as if the transaction had occurred on 1/1/2022